SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 20, 2008
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

60 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities
SIGNATURES

Section 2 — Financial Information
Item 2.05. Costs Associated with Exit or Disposal Activities.
On October 20, 2008, Harris Interactive Inc. (the “Company”), as a step in developing its new client-centric organizational structure, has taken certain actions to align the cost structure of its United States (“U.S.”) operations with the anticipated operational needs of that business. Specifically, the Company will reduce headcount at its U.S. facilities by approximately 30 full-time employees. The Company expects to complete this workforce reduction by October 31, 2008 and currently estimates that the expenses associated with the reduction will not exceed $750,000 in one-time termination benefits, all of which will involve cash payments and be incurred in the fiscal second quarter.
The Company will file an amended Form 8-K if it determines that there are material changes to any of the estimates noted above. The Company continuously reviews its cost structure, including its seasonal cycles, and may pursue additional workforce reductions in the future.
The discussion in this Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on the information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the results discussed herein. Factors that might cause or contribute to such differences include but are not limited to, those discussed in the Risk Factors section set forth in reports or documents the Company files from time to time with the U.S. Securities and Exchange Commission (“SEC”), such as the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, filed on September 15, 2008. In addition, general market factors and economic trends, such as interest rates, the U.S. and world economy, the financial stability of world markets and the financial condition and outlook of the Company’s customers and potential customers should also be considered. The Risk Factors set forth in other reports or documents the Company files from time to time with the SEC should also be reviewed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

By:	/s/ Ronald E. Salluzzo

Name:	Ronald E. Salluzzo
Title:	Chief Financial Officer and
Corporate Secretary
(Principal Financial Officer)
Dated: October 21, 2008